SEMPRA ENERGY
Table F (Unaudited)
STATEMENTS OF OPERATIONS DATA BY SEGMENT

Three months ended September 30, 2017
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$1,236	$684	$376	$336	$26	$152	$(131)	$2,679
Cost of sales and other expenses	(769)	(542)	(296)	(153)	(22)	(154)	104	(1,832)
Depreciation and amortization	(170)	(132)	(14)	(41)	(9)	(10)	(2)	(378)
Impairments	(351)	—	—	(1)	—	—	—	(352)
Equity earnings, before income tax	—	—	—	—	7	3	—	10
Other income, net	16	8	3	4	—	1	9	41
(Loss) income before interest and tax (1)	(38)	18	69	145	2	(8)	(20)	168
Net interest (expense) income (2)	(53)	(25)	(4)	(14)	(2)	5	(60)	(153)
Income tax benefit (expense)	72	14	(18)	(34)	9	2	39	84
Equity earnings, net of income tax	—	—	1	2	—	—	—	3
(Earnings) losses attributable to noncontrolling interests	(9)	—	(6)	(33)	6	(3)	—	(45)
(Losses) earnings	$(28)	$7	$42	$66	$15	$(4)	$(41)	$57

Three months ended September 30, 2016
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$1,209	$686	$385	$196	$12	$164	$(117)	$2,535
Cost of sales and other expenses	(725)	(526)	(302)	(121)	(14)	(163)	101	(1,750)
Depreciation and amortization	(161)	(121)	(14)	(15)	(1)	(12)	(4)	(328)
Impairments	—	(1)	—	(131)	—	—	—	(132)
Gain on sale of assets	—	—	1	—	—	130	—	131
Equity earnings, before income tax	—	—	—	—	12	—	—	12
Remeasurement of equity method investment	—	—	—	617	—	—	—	617
Other income (expense), net	11	8	3	(7)	—	1	10	26
Income (loss) before interest and tax (1)	334	46	73	539	9	120	(10)	1,111
Net interest (expense) income (2)	(49)	(25)	(4)	(3)	1	8	(57)	(129)
Income tax (expense) benefit	(91)	(21)	(17)	(142)	7	(51)	33	(282)
Equity earnings, net of income tax	—	—	1	18	—	—	—	19
(Earnings) losses attributable to noncontrolling interests	(11)	—	(7)	(80)	—	—	1	(97)
Earnings (losses)	$183	$—	$46	$332	$17	$77	$(33)	$622

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2)	Includes interest income, interest expense and preferred dividends of subsidiary.

SEMPRA ENERGY
Table F (Unaudited)

STATEMENTS OF OPERATIONS DATA BY SEGMENT

Nine months ended September 30, 2017
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$3,351	$2,695	$1,169	$873	$74	$406	$(325)	$8,243
Cost of sales and other expenses	(2,036)	(1,891)	(916)	(404)	(57)	(353)	263	(5,394)
Depreciation and amortization	(499)	(384)	(40)	(114)	(28)	(31)	(10)	(1,106)
Impairments	(351)	—	—	(72)	—	—	—	(423)
Equity earnings, before income tax	—	—	—	—	25	6	—	31
Other income, net	49	28	8	191	1	2	22	301
Income (loss) before interest and tax (1)	514	448	221	474	15	30	(50)	1,652
Net interest (expense) income (2)	(151)	(77)	(13)	(61)	(7)	14	(173)	(468)
Income tax (expense) benefit	(72)	(103)	(57)	(278)	25	(17)	124	(378)
Equity earnings (losses), net of income tax	—	—	2	(7)	—	—	—	(5)
(Earnings) losses attributable to noncontrolling interests	(15)	—	(19)	(23)	16	(3)	—	(44)
Earnings (losses)	$276	$268	$134	$105	$49	$24	$(99)	$757

Nine months ended September 30, 2016
(Dollars in millions)	SDG&E	SoCalGas	Sempra South American Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG & Midstream	Consolidating Adjustments, Parent & Other	Total

Revenues	$3,192	$2,336	$1,170	$481	$25	$384	$(275)	$7,313
Cost of sales and other expenses	(1,985)	(1,637)	(937)	(289)	(40)	(653)	229	(5,312)
Depreciation and amortization	(478)	(355)	(41)	(47)	(4)	(37)	(8)	(970)
Impairments	—	(23)	—	(131)	—	—	—	(154)
Gain on sale of assets	—	—	1	—	—	130	—	131
Equity earnings (losses), before income tax	—	—	—	—	30	(26)	—	4
Remeasurement of equity method investment	—	—	—	617	—	—	—	617
Other income (expense), net	38	24	10	(11)	1	2	34	98
Income (loss) before interest and tax (1)	767	345	203	620	12	(200)	(20)	1,727
Net interest (expense) income (2)	(145)	(72)	(14)	(8)	2	19	(185)	(403)
Income tax (expense) benefit	(204)	(75)	(46)	(170)	29	77	105	(284)
Equity earnings, net of income tax	—	—	3	66	—	—	—	69
Losses (earnings) attributable to noncontrolling interests	1	—	(19)	(101)	—	—	1	(118)
Earnings (losses)	$419	$198	$127	$407	$43	$(104)	$(99)	$991

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2)	Includes interest income, interest expense and preferred dividends of subsidiary.